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                                                                     EXHIBIT A

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is made and entered into this _________ day of March, 2006, by and between ______________________________, [an]
individual(s), and CENTRA FINANCIAL HOLDINGS, INC., a West Virginia corporation ("Purchaser").

                                    RECITALS

         A. Seller owns ______________ shares of common stock, $.25 par value ("Shares"), of Smithfield State Bank of Smithfield, Pa. ("Bank").

         B. Seller desires to sell, and Purchaser (subject to the conditions contained herein) desires to purchase the Shares.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth below, the sufficiency of which is hereby acknowledged, the parties , intending to be legally bound, agree as follows:

                                    ARTICLE I
                           SALE AND PURCHASE OF SHARES

         Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell the Shares to Purchaser, and Purchaser hereby agrees to purchase the Shares as set forth herein. The purchase price for the Shares (the "Purchase Price") is _________________________ Dollars ($________) per share, and the
Purchase Price shall be paid by Purchaser to Seller at Closing, by cashier's check or funds transfer.

                                   ARTICLE II
                                     CLOSING

         2.1 Closing Date. The Closing of the sale and purchase of the Shares contemplated hereby (the "Closing") shall occur at a time and place mutually agreeable to the parties, as soon as practicable after receipt of all regulatory approvals and the satisfaction of all of the conditions set forth in Articles V and VI hereof. The date upon which the Closing occurs is referred to in this Agreement as the "Closing Date."

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         2.2 Delivery of Shares. At the Closing, Seller shall deliver to
Purchaser stock certificates representing all of the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer, thereby transferring to Purchaser good and marketable title to the Shares, free and clear of all liens, encumbrances and security interests.

                                   ARTICLE III
                     REPRESENTATION AND WARRANTIES OF SELLER

                  Seller represents and warrants to Purchaser:

         3.1 Authority. Seller has full right and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions provided for herein. This Agreement constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies or creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.2 No Breach. The execution, delivery and performance by Seller of this Agreement do not and will not (i) result in any violation by Seller of any law, rule or regulation, or any judgment, injunction, order, decree, permit or license of any judicial or administrative authority or any arbitrator applicable to Seller, or (ii) conflict with, breach, or with notice or the passage of time or both, result in a breach by Seller of any agreement or lease to which it is a party or by which its property may be bound. Seller is not a party to, or bound by, any judgment, injunction or decree of any court or governmental authority, or any such agreement or lease, which in any material respect may restrict or interfere with the performance of this Agreement.

         3.3 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereunder have been conducted and carried out by Seller directly with Purchaser and without assistance or intervention of any other person so as, through action of Seller or otherwise, to give rise to any valid claim against Purchaser for a finder's fee, broker's fee, commission or other like payment. Seller has not engaged, retained or contracted with any finder, broker or similar person with respect to the sale of the Shares or any part thereof, so as to incur any liability for a finder's fee, broker's fee, commission or like payment in connection with the execution of this Agreement or the consummation of the transactions contemplated hereunder.

         3.4 Share Ownership and Transferability. The Shares are held of record by Seller, free and clear from any claims, liens, pledges, or encumbrances of any nature.

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                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser represents and warrants to Seller:

         4.1 Organization and Status of Purchaser. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of West Virginia.

         4.2 Authority. Purchaser has full right and authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions provided for herein. This Agreement constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies or creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 No Breach. The execution, delivery and performance by Purchaser of this Agreement do not and will not (i) violate any provision of the Articles of Incorporation or Bylaws of Purchaser, or (ii) result in any violation by Purchaser of any law, rule or regulation, or any judgment, injunction, order, decree, permit or license of any judicial or administrative authority or any arbitrator applicable to Purchaser, or (iii) conflict with, breach, or with notice or the passage of time or both, result in a breach by Purchaser of any agreement or lease to which it is a party or by which its property may be bound. Purchaser is not a party to, or bound by, any judgment, injunction or decree of any court or governmental authority, or any such agreement or lease, which in any material respect may restrict or interfere with the performance of this Agreement.

                                    ARTICLE V
               CONDITIONS PRECEDENT TO THE OBLIGATION OF PURCHASER

         All obligations of Purchaser to be discharged under this Agreement at the Closing are subject to the fulfillment, prior to or at the Closing, of each of the following conditions (unless expressly waived in writing by Purchaser at any time at or prior to the Closing):

         5.1 Representations and Warranties True. All of the representations and warranties made by Seller contained herein shall be true in all material respects as of the date of this Agreement and on the Closing Date.

         5.2 Approvals and Consents. All consents, permits and approvals from anyone not a party hereto that may be required in connection with the performance of this


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Agreement shall have been obtained, including, but not limited to the consent or approval of the Board of Governors of the Federal Reserve, the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking and the West Virginia Board of Banking and Financial Institutions.

         5.3 Other Acquisitions. Purchaser shall have entered into agreements to purchase, on terms and conditions, including price per share, acceptable to Purchaser in Purchaser's sole discretion, a majority of the issued and outstanding shares of capital stock of the Bank.

         5.4 Activities of the Bank. The Bank shall not have taken or agreed to take, any of the following actions:

                  (a) amend its charter or bylaws or other governing instruments;

                  (b) (i) issue, sell, or deliver any shares, or rights to acquire shares, of its capital stock; or (ii) amend in any material respect any of the terms of any such securities outstanding as of the date hereof;

                  (c) (i) split, combine, or reclassify any shares of capital stock; (ii) declare, set aside, or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of its shares of capital stock; (iii) repurchase, redeem, or otherwise acquire any of its shares of capital stock; or
         (iv) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization;

                  (d) (i) create, incur, guarantee, or assume any indebtedness for borrowed money or otherwise become liable or responsible for the obligations of any other person; (ii) make any loans, advances, or capital contributions to, or investments in, any other person; (iii) pledge or otherwise encumber the Shares; or (iv) mortgage or pledge any of its assets, tangible or intangible, or create or suffer to exist any encumbrance thereupon;

                  (e) (i) enter into, adopt, or (except as may be required by law) amend or terminate any incentive stock plan or any other bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance, or other employee benefit agreement, trust, plan, fund, or other arrangement for the benefit or welfare of any director, officer, or employee; (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the

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         aggregate, do not result in a material increase in benefits or compensation expense to the Bank, increase in any manner the compensation or fringe benefits of any director, officer, or employee; or (iii) pay to any director, officer, or employee any bonus or other benefit not required by any employee benefit agreement, trust, plan, fund, or other arrangement as in effect on the date hereof;

                  (f) acquire, sell, lease, transfer, or otherwise dispose of, directly or indirectly, any assets outside the ordinary course of business consistent with past practice;

                  (g) acquire any corporation, partnership, or other business organization, or any interest therein or division thereof;

                  (h) make any capital expenditure or expenditures which, individually, is in excess of $100,000;

                  (i) amend any tax return or make any tax election or settle or compromise any federal, state, local, or foreign tax liability material to the Bank;

                  (j) pay, discharge, or satisfy any claims, liabilities, or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise, and whether asserted or unasserted), other than the payment, discharge, or satisfaction in the ordinary course of business consistent with past practice, or in accordance with their terms, of liabilities reflected or reserved against in the financial statements or incurred since December 31, 2005, in the ordinary course of business consistent with past practice; provided, however, that in no event shall the Bank repay any long-term indebtedness except to the extent required by the terms hereof;

                  (k) enter into any lease, contract, agreement, commitment, arrangement, or transaction outside the ordinary course of business consistent with past practice;

                  (l) amend, modify, or change in any material respect any existing lease, contract, or agreement, other than in the ordinary course of business consistent with past practice;

                  (m) waive, release, grant, or transfer any rights of value, other than in the ordinary course of business consistent with past practice;

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                  (n) lay off any of its employees except in the normal ordinary course of business;

                  (o) change any of its banking or safe deposit arrangements;

                  (p) change any of the accounting principles or practices used by it;

                  (q) take any action outside the ordinary course of business which would or might make any of the representations or warranties of Seller or the Bank contained in this Agreement untrue or inaccurate as of any time from the date of this Agreement to the Closing or would or might result in any of the conditions set forth in this Agreement not being satisfied; or

                  (r) authorize or propose, or agree in writing or otherwise to take, any of the actions described in this Section.

         5.5 Material Adverse Change. There shall be no material adverse change with respect to the Bank, its operations or financial position since June 30, 2005, and no regulatory agreement, order or action to which the Bank is subject shall be modified in such a way as to be materially adverse or detrimental to the Bank or Purchaser. The Bank shall operate consistent with past practices and prudent banking standards, including adherence to all applicable regulatory standards of the Pennsylvania Department of Banking, the Federal Reserve Bank of Cleveland, and the FDIC.

         5.6 No Litigation. There shall be no litigation or injunctions by a court or agency of competent jurisdiction affecting the sale contemplated hereby.

         5.7 Other Reasons. Purchaser shall determine for any reason in its sole discretion, that the purchase contemplated hereby is not in the best interest of Purchaser or its shareholders.

                                   ARTICLE VI
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

         All obligations of Seller to be discharged under this Agreement at the Closing are subject to the fulfillment, prior to or at the Closing, of each of the following conditions (unless waived in writing by Seller at any time at or prior to the Closing):

         6.1 Representations and Warranties True. All of the representations and warranties made by Purchaser contained herein shall be true in all material respects as of the date of the Agreement and on the Closing Date.

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         6.2 Approvals and Consents. All consents, permits and approvals from anyone not a party hereto that may be required in connection with the performance of this Agreement shall have been obtained, including, but not limited to the consent or approval of the Board of Governors of the Federal Reserve, the Pennsylvania Department of Banking and the West Virginia Board of Banking and Financial Institutions.

                                   ARTICLE VII
                         ADDITIONAL COVENANTS OF SELLER

         7.1 Acknowledgments. Seller acknowledges that Purchaser may purchase other shares of Bank common stock for a price or on terms and conditions which may be materially different from the terms and conditions contained herein and which may be more favorable to another seller. Seller also acknowledges that other parties may be interested in purchasing the Shares or acquiring the Bank. Seller acknowledges that Purchaser may re-sell the Shares at a profit. Seller acknowledges that Seller is under no external pressure to sell and that Seller enters into this Agreement knowingly and voluntarily and is satisfied with the terms and conditions contained in this Agreement.

         7.2 Acquisition Proposals. From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement, Seller or any affiliate, director, officer, employee, or representative, shall not, directly or indirectly, (i) solicit, initiate, or knowingly encourage any Acquisition Proposal (as hereinafter defined) or (ii) engage in discussions or negotiations with, or disclose any nonpublic information relating to the Bank or the business to, any person that is considering making or has made an Acquisition Proposal. The term "Acquisition Proposal," as used in this Section 7.2, means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Bank or the acquisition of any equity interest in, or a substantial portion of the assets or shares of capital stock of, the Bank, or the Shares, other than the transactions contemplated by this Agreement.

                                  ARTICLE VIII
                                   TERMINATION

         8.1 Termination Events. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

                  (a) By mutual written consent of Seller and Purchaser; or

                  (b) By Purchaser (i) if any of the representations and warranties contained in Article III were incorrect when made or at any time thereafter, (ii) if any of the conditions of Closing contained in
         Article V shall not have been complied with or performed at the time required for such compliance or performance and such noncompliance or nonperformance shall not have been

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         waived in writing by Purchaser or Purchaser determines in its sole discretion to terminate this Agreement pursuant to Section 5.7; or
         (iii) in the event of a material breach by Seller of any covenant or agreement contained in this Agreement; or

                  (c) By Seller (i) if any of the representations and warranties contained in Article IV were incorrect when made or at any time thereafter, (ii) if the material conditions to Closing contained in
         Article VI shall not have been complied with or performed at the time required for such compliance or performance and such noncompliance or nonperformance shall not have been waived in writing by Seller; or
         (iii) in the event of a material breach by Purchaser of any covenant or agreement contained in this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Notices. All notices, claims or demands required or permitted to be given hereunder shall be in writing and shall be delivered personally, telexed or telecopied, or mailed to the other party, properly addressed, by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

                  (a) If to Purchaser:

                      Centra Financial Holdings, Inc.
                      990 Elmer Prince Drive, P.O. Box 656
                      Morgantown, West Virginia   26507-0656
                      Facsimile No.:  (304) 598-2035
                      Attention:  Douglas J. Leech

                  (b) If to Seller:

                      -----------------------------------------

                      -----------------------------------------

                      -----------------------------------------

                      -----------------------------------------

                      Facsimile No.
                                    ---------------------------

Any party may change the address for notices to be sent to it by written notice delivered pursuant to the terms of this Section 9.1.

         9.2 Survival of Representations, Warranties, Covenants and Other Agreements. All representations, warranties, covenants and agreements set forth herein or

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pursuant hereto shall be continuous and shall survive the Closing hereunder until the date the Note is due with the same force and effect as if made on the Closing Date.

         9.3 Entire Agreement. This Agreement, and the other instruments and agreements specifically contemplated hereby to be executed by the parties in connection herewith, set forth the entire understanding of the parties and supersede all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. No terms, conditions or warranties, other than those contained herein, and no amendments or modifications hereto shall be valid unless made in writing and signed by the parties hereto.

         9.4 Assignment; Binding Effect. This Agreement may not be assigned by any party without the express written consent of the others; provided, however, that Purchaser may assign this agreement, in whole or in part, without consent to an entity or person controlling, controlled by or under common control with Purchaser. This Agreement shall extend to and be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

         9.5 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof. In lieu of such illegal, invalid or unenforceable provision there shall be added automatically a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

         9.6 Headings; Captions. The headings and captions to sections, paragraphs and subparagraphs of this Agreement have been inserted solely for convenience and reference, and shall not control or effect the meaning or construction of any of the provisions of this Agreement.

         9.7 Cooperation. Seller shall cooperate with Purchaser in applying for and obtaining the regulatory approvals provided for herein.

         9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

         9.9 Governing Law. Except to the extent that federal and Pennsylvania banking laws and regulations apply, this Agreement shall be governed by and construed in accordance with the laws of the State of West Virginia.



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         9.10 Attorney's Fees. If any party to this Agreement is required to bring any action to enforce any provision hereof, the prevailing party or parties in such action shall be entitled to recover from the other party or parties to such action its or their costs and expenses incurred in connection therewith, including the fees and expenses of counsel.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                   PURCHASER:

                                   CENTRA FINANCIAL HOLDINGS, INC.


                                   By
                                      ----------------------------------------

                                      Its
                                          ------------------------------------


                                   SELLER(S):


                                   -------------------------------------------

                                   -------------------------------------------





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STATE/COMMONWEALTH  OF ____________________________,

COUNTY/CITY OF ____________________________________ , to-wit:

         The foregoing instrument was acknowledged before me this _____________ day of March, 2006, by __________________________, as _________________________
of Centra Financial Holdings, Inc., a West Virginia corporation, on behalf of the corporation.

                  My commission expires ___________________________.


[SEAL]
                                            -----------------------------------
                                            Notary Public




STATE/COMMONWEALTH  OF ______________________________,

COUNTY/CITY OF ______________________________________, to-wit:


         The foregoing instrument was acknowledged before me this __________ day of March, 2006, by ______________________, an individual(s).


                  My commission expires ___________________________.


[SEAL]

                                            -----------------------------------
                                            Notary Public